Exhibit 99.1

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2021 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

 Key Metrics  Total Assets $5.5 billion  Market Capitalization $725.9 million  Cash Dividend Yield 4.34%  P/E Ratio 9.1x  Price to Book Value 1.2x  Price to Tangible Book Value 1.4x  Tangible Common Equity Ratio 9.93%  Competitive Position  3rd largest Kentucky domiciled bank holding company   3rd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions   8th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions  Financial data as of September 30, 2022  Deposit market share as of June 30, 2021  3

 Corporate History  1903 Pikeville National bank formed  1987-2005 Acquired 14 banks and purchased 17 branch locations  1997 Changed name to Community Trust Bancorp, Inc.  2010 Acquired LaFollette First National Corporation  Presently Two operational subsidiaries~   Community Trust Bank, Inc. and   Community Trust and Investment Company  4

 Our Banking Franchise  Serving customers in 78 locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Our Banking Franchise

Central Region

Loans - $810 million

Deposits - $1.2 billion

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $931 million

Deposits - $1.9 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $419 million

Deposits - $617 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $765 million

Deposits - $1.0 billion

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $703 million

CTIC

Assets Under Management - $3.1 billion (including $1.3 billion CTB)
Revenues - $17.6 million annualized

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of September 30, 2022

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Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billions  Revenue in millions  7  Sept ‘22 Revenue annualized

 Executive Management Team   Banking Yrs. w/  Name Position Experience CTBI  Mark A. Gooch Vice Chairman, President, and CEO 41 years 41  Richard W. Newsom CTB President 39 years 39  Andy Waters CTIC President and CEO 35 years 18  Kevin J. Stumbo EVP/Chief Financial Officer 35 years 27  Steven E. Jameson EVP/Risk Manager 37 years 18  James J. Gartner EVP/Chief Credit Officer 54 years (17 at OCC) 20  James B. Draughn EVP/Operations 29 years 29  Larry W. Jones EVP/C KY President 54 years 20  David Tackett EVP/E KY President 34 years 30  Ricky Sparkman EVP/SC KY/TN President 37 years 28  D. Andrew Jones EVP/NE KY/WV President 35 years 35  C. Wayne Hancock EVP/Senior Staff Attorney 14 years 14   8

 Operational Philosophy  Traditional community banking business model  Executive management and board of director commitment to strong corporate governance  Decentralized decision making and centralized operations and risk management  Strong loan portfolio risk management process  Specialized product offerings  Maintain a strong tangible equity position  Organic growth expectations combined with de novo branching and acquisition  Consistent long-term performance  9

 Consistent Financial Performance   YTD 2022 2021 2020 2019 2018     EPS $3.33 $4.94 $3.35 $3.64 $3.35  ROAA 1.46% 1.63% 1.23% 1.49% 1.41%  ROAE 12.20% 12.88% 9.36% 10.84% 10.83%  Net Int. Margin 3.25% 3.21% 3.33% 3.60% 3.66%  Efficiency Ratio 53.58% 53.11% 58.30% 60.70% 60.17%  Nonperforming Loans 0.38% 0.49% 0.75% 1.03% 0.69%  Net Charge-offs 0.03% 0.00% 0.18% 0.18% 0.20%  % of Average Assets:  Noninterest Income 1.09% 1.13% 1.09% 1.14% 1.24%  Noninterest Expense 2.23% 2.21% 2.46% 2.73% 2.80%  10  All information is for the year ended December 31 except YTD 2022 which is for the nine months ended September 30.

 Earnings Review

 Earnings Per Share  EPS decreased 13.7% from September 2021 to September 2022  2022 EPS goal - $4.15 to $4.31 per share  12

 Net Income  Net income decreased 13.6% from September 2021 to September 2022  2022 goal for net income - $74.1 to $77.1 million  (in millions)  13

 Revenues  Revenues increased 0.4% from September 2021 to September 2022  2022 goal for revenues - $216.0 to $224.8 million  (in millions)  14

 Noninterest Incomeas a % of Total Revenue  Year-to-date noninterest income decreased 2.9% from September 2021 to September 2022  2022 goal for noninterest revenue – 24.0% to 26.0% of total revenue  (in millions)  15  Sept ’22 annualized

 Net Interest Revenue  YTD net interest revenue increased by 1.7% year over year for the nine months ended September 30  Net interest margin increased 3 basis points  Average earning assets increased $36.3 million, or 0.7%  (in millions)  16  Sept ’22 annualized

 Net Interest Margin  Pressure on the margin  1-year cumulative gap position at 9/30/22 – (18.87)%  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2022 for bank holding companies with consolidated assets of $3 billion to $10 billion.  % of assets repricing  Within 30 days 22.63%  % of liabilities repricing   Within 30 days 49.87%  Within 90 days 56.66%  Within 180 days 60.82%  17

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2022 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  18  Noninterest Expense & Efficiency Ratio  (in millions)  Sept ’22 annualized

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2022 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 Balance Sheet Review

 Total Assets  Total assets at 9/30/22 increased $56.1 million, or an annualized 1.4%, from 12/31/21  Loans increased $221.8 million or an annualized 8.7%  Investment portfolio decreased $156.8 million or an annualized 14.4%  Deposits increased $149.8 million or an annualized 4.3%  2022 goal for total assets - $5.42 to $5.75 billion  (in billions)  21

 Total Loans  Loans increased $221.8 million, or an annualized 8.7%, from 12/31/21  2022 goal for total loans - $3.41 to $3.55 billion  (in billions)  22  Loan Portfolio Mix  September 30, 2022  Loan Rate Mix

 Concentrations of Creditas a % of Total Loans  September 30, 2022  23  There were no nonperforming loans in any of these loan categories as of September 30, 2022.

 Indirect Lending  (in millions)  24  Sept ’22 annualized

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2022 for bank holding companies with consolidated assets of $3 billion to $10 billion.  25  Nonperforming Loansas a % of Total Loans  Commercial loans were a net charge-off of $373 thousand  Consumer direct loans were a net recovery of $39 thousand  Consumer indirect loans were a net charge-off of $203 thousand  Residential loans were a net charge-off of $152 thousand

 Nonperforming Assetsas a % of Total Assets  $1.9 million in other real estate owned  26  Loan Loss Reserve  as a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2022 for bank holding companies with consolidated assets of $3 billion to $10 billion.

 27  Allowance for Credit Losses     4Q19 Probable Incurred Losses  January 1, 2020 CECL Adoption  March 31, 2020 CECL  September 30, 2022 CECL  (dollars in thousands)  Amount  % of Portfolio  Amount  % of Portfolio  Amount  % of Portfolio  Amount  % of Portfolio  Allowance for loan and lease losses transitioned to allowance for credit losses:                          Commercial  $21,683  1.30%  $21,680  1.30%  $30,030  1.79%  $26,089  1.42%  Residential mortgage  5,501  0.61%  7,319  0.81%  7,850  0.86%  8,775  0.94%  Consumer direct  1,711  1.16%  1,671  1.13%  2,200  1.51%  1,674  1.04%  Consumer indirect  6,201  1.18%  7,467  1.42%  9,365  1.69%  7,895  1.12%  Total allowance for loan and lease losses/allowance for credit losses     $35,096     1.08%     38,137     1.17%     $49,445     1.50%     $44,433     1.22%                             Reserve for unfunded lending commitments  $274     $386     $404     $432

 Total Other Real Estate Owned  Sales of foreclosed properties for the nine months ended 9/30/22 totaled $1.9 million  New bookings in the first nine months of 2022 totaled $0.5 million  Properties under contract to sell at September 30, 2022 totaled $0.4 million  (in millions)  28

 Total Depositsincluding Repurchase Agreements  2022 goal for total deposits including repurchase agreements - $4.63 to $4.82 billion  (in billions)  29  Total Depositsincluding Repurchase Agreements  September 30, 2022

 Our Hoops CD product has been offered for over 22 years  100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky’s NCAA Basketball Championships  $228 million in Hoops CDs as of 9/30/22  12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.  30

 Shareholder Value

 Dividends Per Share  Dividend payout ratio at September 30, 2022 was 37.2%  Desired level between 40% and 50%  September 30, 2022 cash dividend yield was 4.34%  Cash dividend increased to $0.44 per share effective October 1, 2022, an increase of 10%  32  *2022 is projected DPS

 Shareholders’ Equity  Shareholders’ equity has increased 31.6% during the past five years  6.7% compound growth rate for the past five years  2022 goal for shareholders’ equity - $733.5 to $763.4 million  (in millions)  33  6.7%

 Book Value Per Share  Tangible Common Equity/Assets  34

 Total Market Capitalization  Peer data obtained from S&P Global; peer group consists of publicly traded regional bank holding companies with comparative assets, as defined in our Proxy Statement.  35  Price to Tangible Book Value   2017 2018 2019 2020 2021 9/30/22  CTBI 1.79x 1.41x 1.51x 1.12x 1.23x 1.35x  Peer 2.17x 1.96x 1.85x 1.73x 1.81x 1.79x   All data is as of year-end except 2021 which is as of September 30, 2022.  (in millions)

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2016 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2021.  36

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  37  September 30, 2022

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends  42 years of consecutive increases in cash dividends  5-year compound growth rate of cash dividends 4.5%  Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index  CTBI shareholders include  212 institutional investors (including CTIC – 10.56%) hold 10.6 million shares (57.1%)  322 mutual funds hold 5.3 million shares (29.8%)  Data as of September 30, 2022  38

 Key Strategic Initiatives

 Operational Priorities  Build core earnings capacity  Quality loan growth  Low cost deposit growth  Maintain net interest margin   Operational efficiency  Expense control  Noninterest revenue growth  Compliance management  Increase noninterest income  Wealth management  Brokerage  Life insurance  Continuing focus on improving asset quality   Liquidation of other real estate owned  40

 CTBI’s Franchise Value  History of solid investor returns  Historically strong capital position  Investor focused dividend policy  Dividend Achievers Index  Consistent financial performance  Community banking strategy  Economic diversity in the markets we serve  Strong experienced management team and over 1,000 dedicated employees  Our shareholders  41

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